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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                           May 24, 2004 (May 18, 2004)



                                IMPROVENET, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      000-29927               77-0452868
(State or other Jurisdiction of    (Commission File No.)       (IRS Employer
         Incorporation                                       Identification No.)


                         10799 N. 90th Street, Suite 200
                            Scottsdale, Arizona 85260
        (Address of Registrant's Principal Executive Offices) (Zip Code)



                                 (480) 346-0000
              (Registrant's telephone number, including area code)


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                                Items in Form 8-K

                                                                           Page

Facing Page                                                                  1

Item 7.  Financial Statements, ProForma Financial Information and
          Exhibits                                                           3

Item 12. Results of Operations and Financial Condition                       3

Signatures                                                                   3

Exhibit Index                                                                3























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Item 7. Financial Statements, ProForma Financial Information and Exhibits.
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        (c) Exhibits.


         Exhibit No.                    Description

            99.1*             Press Release dated May 18, 2004

*Filed herewith

Item 12. Results of Operations and Financial Condition.
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     On May 18, 2004, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMPROVENET, INC.


                                                By: /s/ Jeffrey I. Rassas
                                                -----------------------------
                                                Jeffrey I. Rassas,
Dated: May 24, 2004                             CEO


                                  EXHIBIT INDEX


         Exhibit No.                    Description

            99.1*             Press Release dated May 18, 2004

*Filed herewith